UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 25, 2015
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.
In September 2014, the Board of Directors authorized management to pursue the sale of our FMC Alkali Chemicals division. In February 2015 our FMC Alkali Chemicals division was classified as a discontinued operation.
Attached as Exhibit 99.1 are schedules presenting certain financial information of FMC Corporation after reclassifying our FMC Alkali Chemicals division to a discontinued operation for each quarterly period within our fiscal years ended December 31, 2014 and 2013 as well as the fiscal years ended December 31, 2014, 2013 and 2012, respectively.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1     Financial Schedules reclassifying FMC Alkali Chemicals division to a Discontinued Operation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: March 25, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Financial Schedules reclassifying FMC Alkali Chemicals division to a Discontinued Operation